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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number  811-22321

MainStay Funds Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue, New York, New York 10010

(Address of principal executive offices)           (Zip Code)

J. Kevin Gao, Esq., 169 Lackawanna Avenue, Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:  800-624-6782

Date of fiscal year end:  December 31 (MainStay Marketfield Fund)

Date of reporting period:  September 30, 2015

Item 1. Schedule of Investments.

The schedule of investments for the period ended September 30, 2015 is filed herewith.

MainStay Marketfield Fund

Portfolio of Investments September 30, 2015 (Unaudited)

		Shares	Value
	Common Stocks 47.8% †
	Aerospace & Defense 3.3%
	Honeywell International, Inc.	132,874	$12,581,839
	Lockheed Martin Corp.	175,346	36,350,979
	Northrop Grumman Corp. (a)	203,635	33,793,228
	Raytheon Co.	284,882	31,126,208
			113,852,254
	Banks 4.1%
	Bank of China, Ltd. Class H	70,981,949	30,499,144
¤	Bank of Ireland (b)	127,238,815	49,477,457
	DBS Group Holdings, Ltd.	2,147,810	24,465,760
	Sumitomo Mitsui Financial Group, Inc.	713,063	26,818,991
	U.S. Bancorp	299,238	12,271,750
			143,533,102
	Biotechnology 1.3%
	Grifols S.A.	1,101,076	45,393,463

	Chemicals 0.4%
	Sherwin-Williams Co. (The) (a)	62,484	13,920,186

	Communications Equipment 0.6%
	QUALCOMM, Inc. (a)	419,295	22,528,720

	Construction Materials 1.2%
	Eagle Materials, Inc. (a)	277,563	18,990,861
	Taiheiyo Cement Corp.	7,779,668	23,216,114
			42,206,975
	Diversified Financial Services 0.8%
	CME Group, Inc. (a)	225,000	20,866,500
	Intercontinental Exchange, Inc.	33,878	7,960,991
			28,827,491
	Diversified Telecommunication Services 0.7%
	Singapore Telecommunications, Ltd.	10,235,973	25,894,735

	Electrical Equipment 0.6%
	Rockwell Automation, Inc. (a)	218,187	22,139,435

	Electronic Equipment, Instruments & Components 1.7%
	Keyence Corp.	56,518	25,063,623
	Murata Manufacturing Co., Ltd.	175,727	22,514,267
	Yaskawa Electric Corp.	1,113,660	11,251,248
			58,829,138
	Food & Staples Retailing 0.5%
	Costco Wholesale Corp.	124,032	17,931,306

	Health Care Equipment & Supplies 0.3%
	Intuitive Surgical, Inc. (b)	22,212	10,208,191

	Hotels, Restaurants & Leisure 1.7%
	Dalata Hotel Group PLC (b)	7,555,972	36,305,072
	Las Vegas Sands Corp. (a)	603,420	22,911,857
			59,216,929
	Household Durables 7.5%
¤	D.R. Horton, Inc. (a)	1,741,504	51,130,557
	Lennar Corp. Class A (a)	736,612	35,453,136
	Panasonic Corp.	2,218,110	22,252,285
	PulteGroup, Inc.	1,473,753	27,809,719
	Ryland Group, Inc. (The)	398,103	16,254,546
	Sekisui House, Ltd.	1,624,477	25,254,446
¤	Sony Corp.	1,054,754	25,484,137
¤	Sony Corp., Sponsored ADR (a)	871,005	21,339,623
	Toll Brothers, Inc. (b)	445,951	15,269,362
	Whirlpool Corp. (a)	137,582	20,260,325
			260,508,136
	Industrial Conglomerates 1.3%
¤	3M Co. (a)	329,078	46,653,388

	Insurance 1.5%
	AIA Group, Ltd.	6,758,878	34,927,912
	China Pacific Insurance Group Co., Ltd. Class H	4,285,649	15,842,974
			50,770,886
	Internet & Catalog Retail 0.8%
	JD.com, Inc., ADR (a)(b)	1,052,553	27,429,531

	Internet Software & Services 1.6%
	Facebook, Inc. Class A (a)(b)	263,544	23,692,606
	Tencent Holdings, Ltd.	1,843,006	30,795,837
			54,488,443
	Leisure Products 0.4%
	Shimano, Inc.	107,390	14,985,276

	Machinery 2.4%
	Cummins, Inc.	131,856	14,316,925
	Deere & Co.	254,112	18,804,288
	FANUC Corp.	191,308	29,206,902
	Kubota Corp.	1,555,938	21,212,325
			83,540,440
	Metals & Mining 1.5%
	Glencore PLC (b)	8,246,948	11,421,381
	Newmont Mining Corp.	960,728	15,438,899
	Nippon Steel & Sumitomo Metal Corp.	1,458,399	26,362,176
			53,222,456
	Oil, Gas & Consumable Fuels 0.5%
	PetroChina Co., Ltd. Class H	24,654,137	17,051,009

	Personal Products 0.6%
	Kao Corp.	505,615	22,771,957

	Real Estate Investment Trusts 4.4%
¤	Green REIT PLC	27,468,467	45,487,402
	Hibernia REIT PLC	23,494,595	33,288,615
¤	Merlin Properties Socimi S.A. (b)	6,400,123	76,163,419
			154,939,436
	Real Estate Management & Development 3.5%
¤	Kennedy Wilson Europe Real Estate PLC	4,018,988	69,187,235
	Mitsubishi Estate Co., Ltd.	1,046,144	21,238,559
	St. Joe Co. (The) (a)(b)	1,682,083	32,178,248
			122,604,042
	Software 0.5%
	FireEye, Inc. (b)	204,645	6,511,804
	Splunk, Inc. (b)	184,133	10,191,761
			16,703,565
	Specialty Retail 2.3%
	Home Depot, Inc. (The) (a)	184,771	21,339,203
¤	Industria de Diseno Textil S.A.	1,750,101	58,529,975
			79,869,178
	Technology Hardware, Storage & Peripherals 0.2%
	Blackberry, Ltd. (b)	988,523	6,059,646

	Textiles, Apparel & Luxury Goods 0.7%
	Swatch Group A.G. (The)	64,817	24,008,760

	Wireless Telecommunication Services 0.9%
	China Mobile, Ltd.	2,546,991	30,070,732

	Total Common Stocks (Cost $1,619,284,142)		1,670,158,806

	Exchange-Traded Funds 6.5% (c)
	iShares China Large-Cap ETF (a)	1,218,775	43,229,949
¤	iShares MSCI Hong Kong ETF (a)	2,833,937	54,184,876
¤	iShares U.S. Home Construction ETF (a)	2,002,051	52,253,531
	Market Vectors Agribusiness ETF (a)	389,544	17,856,697
	Market Vectors Gold Miners ETF (a)	1,254,407	17,235,552
	SPDR S&P Homebuilders ETF (a)	1,036,678	35,485,488
	VelocityShares Daily 2x VIX Short-Term ETN (b)	500,000	6,090,000
	Total Exchange-Traded Funds (Cost $241,356,024)		226,336,093

	Preferred Stock 1.9%
	Banks 1.9%
¤	Bank of Ireland Trust-Preferred Security 10.24% (d)	59,477,000	67,265,065

	Total Preferred Stock (Cost $85,127,468)		67,265,065

	Number of Contracts
Purchased Options 0.3%
Purchased Put Options 0.3%
iShares 20+ Year Treasury Bond Strike Price $118.00 Expires 10/16/15, American Style (e)	25,000	350,000
JPMorgan Chase & Co. Strike Price $58.00 Expires 10/16/15, American Style (e)	10,000	740,000
SPDR S&P 500 ETF Trust Strike Price $185.00 Expires 10/16/15, American Style (e)	50,000	8,900,000
Total Purchased Options (Cost $27,157,055)		9,990,000

	Shares
Short-Term Investment 33.7%
Money Market Fund 33.7%
State Street Institutional Treasury Money Market Fund	1,176,000,000	1,176,000,000

Total Short-Term Investment (Cost $1,176,000,000)		1,176,000,000
Total Investments, Before Investments Sold Short (Cost $3,148,924,689) (g)	90.2%	3,149,749,964

Common Stocks Sold Short (12.9%)
Banks (1.3%)
JPMorgan Chase & Co.	(726,725)	(44,308,423)

Beverages (1.3%)
PepsiCo, Inc.	(489,471)	(46,157,115)

Capital Markets (3.6%)
Aberdeen Asset Management PLC	(3,242,605)	(14,544,063)
BlackRock, Inc. Class A	(67,913)	(20,202,080)
Blackstone Group, L.P. (The)	(617,624)	(19,560,152)
Eaton Vance Corp.	(586,361)	(19,596,185)
Franklin Resources, Inc.	(442,973)	(16,505,174)
Legg Mason, Inc.	(400,500)	(16,664,805)
T Rowe Price Group, Inc.	(263,573)	(18,318,323)
		(125,390,782)
Diversified Financial Services (0.3%)
Leucadia National Corp.	(489,746)	(9,922,254)

Industrial Conglomerates (0.9%)
General Electric Co.	(1,300,417)	(32,796,517)

Internet Software & Services (0.9%)
Alibaba Group Holding, Ltd., Sponsored ADR (b)	(554,210)	(32,681,764)

Media (0.5%)
Altice N.V. (b)	(805,604)	(16,855,900)

Road & Rail (1.1%)
Canadian Pacific Railway, Ltd.	(269,884)	(38,747,246)

Technology Hardware, Storage & Peripherals (3.0%)
Apple, Inc.	(951,400)	(104,939,420)

Total Common Stocks Sold Short (Proceeds $495,930,290)		(451,799,421)

Exchange -Traded Funds Sold Short (29.5%) (c)
Consumer Staples Select Sector SPDR Fund	(2,006,519)	(94,687,632)
Health Care Select Sector SPDR Fund	(2,000,000)	(132,460,000)
Industrial Select Sector SPDR Fund	(2,500,968)	(124,773,293)
iShares JP Morgan USD Emerging Markets Bond ETF	(1,589,767)	(169,151,209)
iShares U.S. Real Estate ETF	(2,215,479)	(157,188,235)
Powershares QQQ Trust Series 1	(901,100)	(91,695,936)
SPDR S&P 500 ETF Trust	(900,000)	(172,467,000)
Utilities Select Sector SPDR Fund	(1,985,527)	(85,953,464)
Total Exchange -Traded Funds Sold Short (Proceeds $1,086,232,380)		(1,028,376,769)
Total Investments Sold Short (Proceeds $1,582,162,670) (f)	(42.4)%	(1,480,176,190)
Total Investments, Net of Investments Sold Short (Cost $1,566,762,019)	47.8	1,669,573,774
Other Assets, Less Liabilities	52.2	1,824,016,392
Net Assets	100.0%	$3,493,590,166

¤	Among the Fund's 10 largest holdings or issuers held, as of September 30, 2015, excluding short-term investment. May be subject to change daily.
†	Percentages indicated are based on Fund net assets.
(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund's custodian as collateral for securities Sold Short.
(b)	Non-income producing security.
(c)	Exchange-Traded Fund - An investment vehicle that represents a basket of securities that is traded on an exchange.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)	As of September 30, 2015, cash in the amount of $17,135,832 was on deposit with brokers for options transactions.
(f)	As of September 30, 2015, cash in the amount of $1,689,770,874 was on deposit with brokers for short sale transactions.
(g)	As of September 30, 2015, cost was $3,166,616,840 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$236,723,833
Gross unrealized depreciation	(253,590,709)
Net unrealized depreciation	$(16,866,876)

As of September 30, 2015, the Fund held the following foreign currency forward contracts1:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)

Euro vs. U.S. Dollar	11/12/15	Citigroup Global Markets, Inc.	EUR 224,965,179	$248,993,853	$(2,540,357)
Euro vs. U.S. Dollar	12/3/15	Credit Suisse International	213,612,295	241,836,888	2,912,663
Net unrealized appreciation (depreciation) on foreign currency forward contracts					$372,306

1.	As of September 30, 2015, cash in the amount of $19,700,000 was on deposit with a broker for foreign currency forward contracts.

As of September 30, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
H-Shares Index	1,239	October 2015	$74,955,020	$(947,178)
Nikkei 225	1,322	December 2015	96,396,407	(2,235,713)
			$171,351,427	$(3,182,891)

1.	As of September 30, 2015, cash in the amount of $22,456,122 was on deposit with brokers for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of September 30, 2015.

Written Options1

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Premium (Received)	Market Value

Call-iShares 20+ Year Treasury Bond, American Style	Citigroup Global Markets, Inc.	$122.00	10/16/2015	(25,000)	$(2,629,976)	$(5,475,000)
					$(2,629,976)	$(5,475,000)

1.	As of September 30, 2015, cash in the amount of $17,135,832 was on deposit with brokers for options transactions.

At September 30, 2015, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/Receive Fixed Rate[3]	Upfront Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)[4]
Republic of South Africa
5.50%, due 3/9/20	Citibank N.A.	6/20/2019	Buy	$236,926	(1.00)%	$(9,500,888)	$12,857,111	$3,356,223
							$12,857,111	$3,356,223

1. Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2. The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3. The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4. Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at September 30, 2015.

The following abbreviations are used in the preceding pages:

ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
ETN	—Exchange-Traded Note
EUR	—Euro
SPDR	—Standard & Poor's Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of September 30, 2015, for valuing the Fund's assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,670,158,806	$—	$—	$1,670,158,806
Exchange-Traded Funds	226,336,093	—	—	226,336,093
Preferred Stock	—	67,265,065	—	67,265,065
Short-Term Investment
Money Market Fund	1,176,000,000	—	—	1,176,000,000
Total Investments in Securities	3,072,494,899	67,265,065	—	3,139,759,964
Other Financial Instruments
Credit Default Swap Contract (b)	—	3,356,223	—	3,356,223
Foreign Currency Forward Contracts (b)	—	2,912,663	—	2,912,663
Purchased Put Options	9,990,000	—	—	9,990,000
Total Other Financial Instruments	9,990,000	6,268,886	—	16,258,886
Total Investments in Securities and Other Financial Instruments	$3,082,484,899	$73,533,951	$—	$3,156,018,850

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(451,799,421)	$—	$—	$(451,799,421)
Exchange-Traded Funds Sold Short	(1,028,376,769)	—	—	(1,028,376,769)
Total Investments in Securities Sold Short	(1,480,176,190)	—	—	(1,480,176,190)
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(2,540,357)	—	(2,540,357)
Futures Contracts Long (b)	(3,182,891)	—	—	(3,182,891)
Written Options	(5,475,000)	—	—	(5,475,000)
Total Other Financial Instruments	(8,657,891)	(2,540,357)	—	(11,198,248)
Total Investments in Securities Sold Short and Other Financial Instruments	$(1,488,834,081)	$(2,540,357)	$—	$(1,491,374,438)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of September 30, 2015, certain foreign securities with a market value of $1,414,678,307 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets.

As of September 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3).

MainStay Funds Trust

NOTES TO PORTFOLIOS OF INVESTMENTS September 30, 2015 (Unaudited)

SECURITIES VALUATION.

Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

The Board of Trustees (the "Board") of the MainStay Funds Trust adopted procedures establishing methodologies for the valuation of the Funds' securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the "Valuation Committee"). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the "Sub-Committee") to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC ( "New York Life Investments" or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund's third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

"Fair value" is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for an identical asset or liability
•	Level 2 – other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of September 30, 2015, the aggregate value by input level for the Fund's assets and liabilities is included at the end of the Fund's Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the period ended September 30, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of September 30, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s net asset value ("NAV") is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of September 30, 2015, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Investments in Money Market Mutual Funds are valued at their respective NAVs at the close of business each day. Money Market Mutual Funds seek to maintain an NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor, if any. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued the amortized cost method of valuation, unless the use of such method would be inappropriate. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hiearchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund's investments, as shown in the accompanying Portfolio of Investments, was measured as of September 30, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of September 30, 2015, the Fund did not hold any illiquid securities.

Item 2. Controls And Procedures.

(a)	Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-Q (the "Report"), the Registrant's principal executive and principal financial officers have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By: /s/ Stephen P. Fisher

Stephen P. Fisher

President and Principal Executive Officer

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Stephen P. Fisher

Stephen P. Fisher

President and Principal Executive Officer

Date: November 25, 2015

By: /s/ Jack R. Benintende

Jack R. Benintende

Treasurer and Principal Financial and

Accounting Officer

Date: November 25, 2015